CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	MANAGERS TRUST I: MANAGERS AMG FQ U.S. EQUITY FUND, MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND, MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND, MANAGERS FREMONT GLOBAL FUND, MANAGERS INTERNATIONAL GROWTH FUND, MANAGERS SMALL CAP FUND, MANAGERS FREMONT MICRO-CAP FUND, MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND, MANAGERS REAL ESTATE SECURITIES FUND, MANAGERS FREMONT BOND FUND, MANAGERS CA INTERMEDIATE TAX-FREE FUND, FREMONT MONEY MARKET FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: June 30, 2006	/s/ Peter M. Lebovitz
Peter M. Lebovitz
President

CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	MANAGERS TRUST I: MANAGERS AMG FQ U.S. EQUITY FUND, MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND, MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND, MANAGERS FREMONT GLOBAL FUND, MANAGERS INTERNATIONAL GROWTH FUND, MANAGERS SMALL CAP FUND, MANAGERS FREMONT MICRO-CAP FUND, MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND, MANAGERS REAL ESTATE SECURITIES FUND, MANAGERS FREMONT BOND FUND, MANAGERS CA INTERMEDIATE TAX-FREE FUND, FREMONT MONEY MARKET FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: June 30, 2006	/s/ Bruce M. Aronow
Bruce M. Aronow
Chief Financial Officer